Exhibit 99.1

Gryphon Digital Mining Announces Strategic Bitcoin Reserve Initiative

Las Vegas, NV — January 31, 2025 – Gryphon Digital Mining, Inc. (Nasdaq: GRYP) (“Gryphon” or the “Company”), an innovative venture in the bitcoin and AI space dedicated to helping bring digital assets to the market, today announced that the Company has authorized the establishment of a strategic Bitcoin reserve program as part of its comprehensive capital strategy.

The initiative follows Gryphon’s recent transformative definitive agreements to strengthen the balance sheet and acquire major assets, including:

●	Restructured $18.0 million Bitcoin debt by converting $13.0 million to equity at $1.10/share, reducing debt to $5.0 million with Anchorage Digital becoming largest shareholder and board member.

●	A definitive agreement for an HPC/AI asset in Alberta scalable to 4GW, announced January 10, 2025

“We are laser focused on closing our Captus transaction and growing the business. Establishing a strategic Bitcoin reserve is a natural way for us to strengthen our balance sheet to make this happen,” said Steve Gutterman, Chief Executive Officer. “We view this as an opportune time to implement this strategy, particularly given what we believe to be a significant disconnect between our fundamental value and current market valuation.”

About Gryphon Digital Mining

Gryphon Digital Mining, Inc. is an innovative venture in the bitcoin and AI space dedicated to helping bring digital assets to the market. With a talented leadership team coming from globally recognized brands, Gryphon has assembled thought leaders to improve digital asset network infrastructure. More information is available on https://gryphondigitalmining.com/

Cautionary Statements Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Company’s ability to use the new mining machines at the expected price and computing capacity, close the acquisition with Captus Energy; the total consideration for the acquisition; the ability of the assets acquired or to be acquired to produce energy at both the cost and the volume anticipated; the results of diligence reviews; the engagement, and the results of such engagement, with regulatory bodies, First Nations, local stakeholders and northern communities; green initiatives; plans to expand the Company’s business to include AI and high performance computing; the creation of a strategic Bitcoin reserve, the funding for such a reserve, the impact of such a reserve on the balance sheet of the Company, the future financial performance of the Company; changes in the Company’s strategy and future operations; financial position; estimated revenues and losses; projected costs; prospects, plans and objectives of management; and future acquisition activity.

The forward-looking statements are based on management’s current expectations and assumptions about future events and financial results and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this press release or as of the date they are made. Except as otherwise required by applicable law, Gryphon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Gryphon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Gryphon. In addition, Gryphon cautions you that the forward-looking statements contained in this press release are subject to the risks set forth in our filings with the Securities and Exchange Commission (the “SEC”), including the section titled “Risk Factors” in the Annual Report on Form 10-K filed with the SEC by Gryphon on April 1, 2024, as updated by the Company’s subsequent filings.

INVESTOR CONTACT:

Name: James Carbonara

Company: Hayden IR

Phone: (646)-755-7412

Email: james@haydenir.com